UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 3, 2022

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
214
)
442-5898

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May

3, 2022,

CrossFirst Bankshares,

Inc. held

its Annual

Meeting of

Stockholders (the

“Annual Meeting”).

At the
Annual Meeting, two proposals were submitted to the Company’s stockholders. The final voting results were as follows:
Proposal 1
The

Company’s

stockholders

elected

the

following

Class

II

directors

to

serve

for

a

term

expiring

at

the

2025 Annual
Meeting.

Name For Withheld Broker Non-Votes
Lance Humphreys 23,127,887 8,509,760 4,155,484
Michael J. Maddox 27,748,930 3,888,717 4,155,484
Michael Robinson 27,763,973 3,873,674 4,155,484
Steve Swinson 27,726,958 3,910,689 4,155,484
Proposal 2
The Company’s stockholders approved

the ratification of the appointment of BKD, LLP as the Company’s independent
registered public accounting firm for 2022.
For Against Abstain Broker Non-Vote
35,748,020 44,984 127 0
SIGNATURE
Pursuant to the requirements

of the Securities and Exchange Act of

1934, the Registrant

has duly caused this

report to be signed

on its
behalf by the undersigned hereunto duly authorized.
Date: May 6, 2022 CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer